    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 6, 2001

                                                      REGISTRATION NO. 333-68622
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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ---------------------
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)

                          DELAWARE                                                     36-3640402
              (State or other jurisdiction of                                       (I.R.S. employer
               incorporation or organization)                                     Identification No.)

              28161 NORTH KEITH DRIVE, LAKE FOREST, ILLINOIS 60045
                                 (847) 367-5910
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)
                             ---------------------
                                 MARK C. MILLER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                STERICYCLE, INC.
              28161 NORTH KEITH DRIVE, LAKE FOREST, ILLINOIS 60045
                                 (847) 367-5910
          (Name and address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                With Copies to:

                    CRAIG P. COLMAR                                       ALLISON R. SCHNEIROV
                     MICHAEL BONN                                         SKADDEN, ARPS, SLATE,
                  JOHNSON AND COLMAR                                       MEAGHER & FLOM LLP
         3000 SOUTH WACKER DRIVE, SUITE 1000,                               FOUR TIMES SQUARE
                CHICAGO, ILLINOIS 60606                                  NEW YORK, NY 10036-6572
                    (312) 922-1980                                           (212) 735-3000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effectiveness of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-68622

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                              PROPOSED MAXIMUM        PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF             AMOUNT TO BE           OFFERING PRICE            AGGREGATE               AMOUNT OF
   SECURITIES TO BE REGISTERED           REGISTERED             PER UNIT(1)          OFFERING PRICE(1)        REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value.....          28,750                  $51.50                $1,480,625               $370.16
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457 of the Securities Act of 1933.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"). The information in the Registration Statement (File No. 333-68622) filed by Stericycle, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act is incorporated by reference into this Registration Statement.

                                 CERTIFICATION

    In accordance with Rule 111(b) under the Securities Act, the undersigned Registrant certifies as follows:

        (i) the Registrant has instructed its bank to transmit to the Commission the applicable filing fee by a wire transfer of such amount from the account of the Registrant to the Commission's account at Mellon Bank as soon as practicable but no later than the close of the next business day following the filing of this Registration Statement pursuant to Rule 462(b);

        (ii) the Registrant will not revoke such instructions; and

        (iii) the Registrant has sufficient funds in such account to cover the amount of such filing fee.

    The Registrant further undertakes that, if such instructions have been sent after the close of business of such bank, the Registrant will confirm receipt of such instructions by such bank during regular business hours on the following business day.
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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on November 6, 2001.

                                          INTEGRATED CIRCUIT SYSTEMS, INC.

                                          By:      /s/ MARK C. MILLER
                                            ------------------------------------
                                               President and Chief Executive
                                                           Officer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                          *                            Chairman of the Board Of       November 6, 2001
-----------------------------------------------------    Directors
                   Jack W. Schuler

                 /s/ MARK C. MILLER                    President, Chief Executive     November 6, 2001
-----------------------------------------------------    Officer and a Director
                   Mark C. Miller                        (Principal Executive
                                                         Officer)

                          *                            Chief Financial Officer        November 6, 2001
-----------------------------------------------------    (Principal Finance and
                Frank J.M. ten Brink                     Accounting Officer)

                          *                            Director                       November 6, 2001
-----------------------------------------------------
                 John P. Connaughton

                          *                            Director                       November 6, 2001
-----------------------------------------------------
                   Rod F. Dammeyer

                          *                            Director                       November 6, 2001
-----------------------------------------------------
                  Patrick F. Graham

                          *                            Director                       November 6, 2001
-----------------------------------------------------
                    John Patience

                          *                            Director                       November 6, 2001
-----------------------------------------------------
                  Thomas R. Reusche

                          *                            Director                       November 6, 2001
-----------------------------------------------------
                     Peter Vardy

                          *                            Director                       November 6, 2001
-----------------------------------------------------
               L. John Wilkerson, Ph.D

               *By /s/ MARK C. MILLER
  ------------------------------------------------
                   Mark C. Miller
                  Attorney-in-fact

                                 EXHIBIT INDEX

        EXHIBIT
         NUMBER                            DESCRIPTION OF EXHIBITS
        -------                            -----------------------
           5.1           -- Opinion of Johnson and Colmar LLP
          23.1           -- Consent of Ernst & Young LLP
          23.2           -- Consent of Arthur Andersen LLP
          23.3           -- Consent of Johnson and Colmar (filed as part of Exhibit
                            5.1)